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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                            -----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 7, 1999

                            -----------------------

                          EN POINTE TECHNOLOGIES, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                        COMMISSION FILE NUMBER 000-28052


               DELAWARE                          NUMBER: 75-2467002
   (STATE OR OTHER JURISDICTION OF             I.R.S. EMPLOYER I. D.
     INCORPORATION OR ORGANIZATION)


             100 N. SEPULVEDA BLVD., 19TH FLOOR
                   EL SEGUNDO, CALIFORNIA                90245
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


                                 (310) 725-5200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. Other Events.

         The Company is in the process of seeking funding for a private placement of securities in its recently incorporated, currently wholly owned, direct-procurement focused subsidiary, SupplyAccess, Inc., for no less than $9.75 million and no more than $18.75 million. The Company cannot assure that such funding, or any portion thereof, will be available on the terms and conditions set forth in the private placement memorandum. The Company continues to evaluate means of securing future financing for SupplyAccess, Inc.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          EN POINTE TECHNOLOGIES, INC.


Date: December 7, 1999

/s/ Javed Latif
 ---------------------------------------
By: Javed Latif, Chief Financial Officer